                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 5, 2002.



                         LUMINANT WORLDWIDE CORPORATION

               (Exact name of Registrant as Specified in Charter)


        Delaware                    000-26977                  75-2783690
(State or Other Jurisdiction    (Commission File              (IRS Employer
     of Incorporation)               Number)                Identification No.)


    520 Post Oak Blvd, Suite 320, Houston TX              77027
    (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 418-7120

ITEM 5. OTHER EVENTS.

     On March 21, 2002, Luminant Worldwide Corporation filed with the United States Bankruptcy Court for the Southern District of Texas, Houston Division, its Monthly Operating Reports for the month of February 2002, which reports are filed herewith as Exhibit 99.1.


ITEM 7. EXHIBITS

Exhibit 99.1  --   Monthly Operating Report for Luminant Worldwide Corporation
                   for February 2002.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LUMINANT WORLDWIDE CORPORATION


                                    By:   /s/ H. MALCOLM LOVETT, JR.
                                          --------------------------
                                    Name:  H. Malcolm Lovett, Jr.
                                    Title: President

Date:  April 5, 2002

                                 EXHIBIT INDEX



Exhibit 99.1  --   Monthly Operating Report for Luminant Worldwide Corporation
                   for February 2002.